Exhibit 10.4

INTERIM VICE PRESIDENT, FINANCE SERVICES AGREEMENT

This Interim Vice President, Finance Services Agreement (the “Agreement”) is made as of April 30, 2026, between RAINMAKER WORLDWIDE INC., a Nevada corporation (the “Company”), and 2752128 ONTARIO LTD. (“VP Finance”), and shall become effective May 1, 2026 (the “Effective Date”).

1. Interim Appointment

Effective May 1, 2026, the Company hereby engages the VP Finance to serve as Interim Vice President, Finance.

Unless and until the Board designates another individual, the VP Finance shall also perform the functions customarily associated with this position.

This Agreement is a new and separate interim arrangement and does not extend, renew or reinstate the VP Finance’s prior agreement, which terminates effective April 30, 2026.

2. Purpose of Engagement

The Company is restructuring its management arrangements while continuing its existing business.

The purposes of the interim engagement include:

a) maintaining continuity of the Company’s finance and accounting functions;

b) preserving the Company’s books and records;

c) maintaining cash-management and financial-administration functions;

d) supporting ongoing business activity;

e) coordinating completion of outstanding audits and financial statements;

f) supporting completion of overdue SEC filings to the extent financial resources are available;

g) providing financial information required by management and the Board; and

h) facilitating an orderly transition to successor finance personnel or a revised management structure.

3. Duties

The VP Finance shall provide such finance, accounting, reporting and corporate-administration services as are reasonably required during the interim period, including:

a) maintaining and coordinating the Company’s accounting records and supporting documentation;

b) monitoring and administering cash balances, banking, accounts payable and accounts receivable;

c) preparing and coordinating financial information and supporting schedules;

d) coordinating with independent auditors, accountants, tax advisers, securities counsel and filing agents;

e) assisting with outstanding annual and quarterly financial statements;

f) coordinating preparation of Forms 10-K, 10-Q, 8-K and other required reports;

g) collecting, reviewing and organizing information required for financial and regulatory reporting;

h) supporting management representations, disclosure controls and internal-control documentation;

i) maintaining and coordinating capitalization information;

j) coordinating with the Company’s transfer agent;

k) supporting budgeting, forecasting, financing and creditor-management activities;

l) maintaining corporate, accounting, financial, audit, tax and regulatory records;

m) providing financial information and analysis to the Board and executive management; and

n) assisting with transition to successor personnel.

4. SEC Reporting and Financial Reporting Remediation

The VP Finance shall use commercially reasonable efforts to advance completion of the Company’s outstanding financial reporting requirements.

This shall include working with the Company’s principal executive officer, auditors, accountants, securities counsel and filing agents to:

a) complete outstanding financial statements;

b) support completion of audits and reviews;

c) prepare overdue periodic reports;

d) organize supporting financial information;

e) assist with disclosure and management representations;

f) support restoration of Exchange Act reporting compliance; and

g) establish appropriate processes for future reporting.

5. Continuity of Financial Operations

The VP Finance shall maintain functioning financial, accounting and corporate-administration systems reasonably necessary for the Company’s continuing business to the extent that financial resources are available.

Nothing herein requires creation of artificial transactions, activities or records lacking a bona fide corporate purpose.

6. Term

The term shall commence May 1, 2026 and continue until a replacement is appointed, unless terminated earlier pursuant to this Agreement.

7. Termination

The Company may terminate this Agreement at any time upon written notice authorized by the Board.

The VP Finance may terminate this Agreement upon ten (10) days’ written notice.

The Agreement may also terminate upon assumption of the finance function by a successor unless otherwise determined by the Board.

The VP Finance shall reasonably cooperate with transfer of books, records, systems and responsibilities.

8. Compensation

The Company shall pay the VP Finance:

● US$1,000 per month during the term. Compensation shall accrue monthly and shall be payable in accordance with the Company’s available cash resources and ordinary payment procedures unless otherwise agreed in writing.

No equity compensation, bonus, options or additional compensation shall be payable unless separately approved by the Board.

9. Expenses

The Company shall reimburse reasonable and necessary business expenses, subject to reasonable supporting documentation.

10. Prior Agreement

The prior agreement shall terminate effective April 30, 2026. Nothing herein shall, by itself:

a) waive amounts properly accrued through April 30, 2026;

b) waive provisions expressly surviving termination; or

c) constitute a release of claims under the prior agreement. Any settlement or release shall be documented separately.

11. Access to Information

The Company shall provide reasonable access to Company books, records, banking information, contracts, capitalization records, advisers and information necessary to perform the VP Finance’s duties.

12. Board Oversight

The VP Finance shall report to the Board and, where applicable, to the person performing the principal executive function.

The Board may designate additional or successor finance personnel at any time.

13. Records and Company Property

All accounting records, financial information, corporate records and other Company property shall remain Company property.

The VP Finance shall maintain appropriate documentation regarding material activities undertaken under this Agreement.

14. Confidentiality

The VP Finance shall maintain the confidentiality of the Company’s confidential and non-public information.

Any confidentiality or similar obligations surviving under the prior agreement shall remain effective according to their terms.

15. Indemnification

The VP Finance shall have such indemnification rights as are available under applicable law and the Company’s governing documents.

16. Notices

Formal notices shall be delivered to the addresses or electronic contacts listed in Schedule A- Administrative Information, as updated from time to time.

17. Administrative Information

The following schedules are attached to and form part of this Agreement for administrative purposes:

Schedule A-Administrative Information

Administrative and personally identifiable information, payment information and notice information.

Changes to Schedule A shall not modify compensation, duties, term, termination rights or any other material provision of this Agreement.

18. Temporary Nature of Engagement

This Agreement is intended as a temporary transition arrangement and does not guarantee continued engagement after the interim period.

19. Governing Law

This Agreement shall be governed by the laws of State of Nevada, subject to applicable mandatory law.

20. Entire Agreement

This Agreement constitutes the entire agreement concerning services from and after May 1, 2026, subject to provisions of the prior agreement expressly surviving termination.

Any amendment to a material term must be in writing and properly authorized.

Administrative updates to Schedule A that do not modify material terms shall not constitute amendments.

21. Counterparts and Electronic Signatures

This Agreement may be executed in counterparts and by electronic signature.

IN WITNESS WHEREOF, the parties have executed this Agreement as of April 30, 2026.

RAINMAKER WORLDWIDE INC.

By: /s/ Michael O’Connor

Name: Michael O’Connor

Title: Sole Director

2752128 ONTARIO LTD.

By: /s/ Kelly White

Name: Kelly White

Title: President

SCHEDULE A

ADMINISTRATIVE INFORMATION

[Omitted pursuant to Items 601(a)(5) and 601(a)(6) of Regulation S-K. Schedule A contains non-material administrative and personally identifiable information. Rainmaker Worldwide Inc. agrees to furnish supplementally a copy of the omitted Schedule A to the U.S. Securities and Exchange Commission upon request.]